Scudder
Emerging Markets Growth Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

A fund designed to seek long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  17  Financial Statements
  20  Financial Highlights
  21  Notes to Financial Statements
  24  Report of Independent Accountants
  27  Officers and Directors
  29  Investment Products and Services
  30  Scudder Solutions

                                    In Brief

o Deepening reforms, increased stability and confidence, and accelerating economic growth helped to propel many emerging markets higher over the six months ended April 30, 1997.


o Scudder Emerging Markets Growth Fund returned an outstanding 20.53%, exceeding the 10.19% return of the unmanaged IFC Emerging Markets Investable Index for the same six-month period.

o Our emphasis on the emerging markets of Central Europe, Africa and Latin America contributed to the Fund's very attractive performance.

                     2-SCUDDER EMERGING MARKETS GROWTH FUND

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Emerging Markets Growth Fund for the six-month period ended April 30, 1997.

     Your Fund's outstanding performance is gratifying, providing reassurance of the benefits of international diversification and the dynamic growth opportunities of the emerging markets. More volatility, however, can be expected from investments in the emerging markets since, by definition, these markets are experiencing rapid economic, political, and social change. Your portfolio management team discusses the environment and their investment strategy in more detail beginning on page 6.

     While it is easy to applaud impressive short-term performance, we know that our shareholders also expect consistent performance over the years. We will do our best to meet those expectations because we know that consistent performance will earn your trust and commitment to investing in Scudder funds over the long term.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 29.

     Thank you for your continued investment in Scudder Emerging Markets Growth Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund


                     3-SCUDDER EMERGING MARKETS GROWTH FUND

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER EMERGING MARKETS GROWTH FUND
--------------------------------------------
Life of Fund*   $ 12,907    29.07%      --
--------------------------------------------
IFC EMERGING MARKETS INVESTABLE INDEX
--------------------------------------------
Life of Fund*   $ 10,572     5.72%      --
--------------------------------------------
*The Fund commenced operations on May 8, 1996.
 Index comparisons begin May 31, 1996.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS GROWTH FUND
Year            Amount
----------------------
5/96*          $10,000
6/96           $10,394
7/96           $10,000
8/96           $10,501
9/96           $10,855
10/96          $10,559
11/96          $10,904
12/96          $11,360
1/97           $12,521
2/97           $12,932
3/97           $12,661
4/97           $12,727

IFC EMERGING MARKETS INVESTABLE INDEX
Year            Amount
----------------------
5/96*          $10,000
6/96           $10,146
7/96           $ 9,513
8/96           $ 9,727
9/96           $ 9,813
10/96          $ 9,594
11/96          $ 9,732
12/96          $ 9,646
1/97           $10,295
2/97           $10,763
3/97           $10,572
4/97           $10,572

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in the emerging markets countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                               1997*
                             -------
NET ASSET VALUE...........   $15.46
INCOME DIVIDENDS..........   $  .03
FUND TOTAL RETURN (%)**...    29.07
INDEX TOTAL RETURN (%)....     5.72

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.
**Fund total return does not reflect the effect of applicable redemption fees.

                     4 - SCUDDER EMERGING MARKETS GROWTH FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 9% Cash Equivalents)
---------------------------------------------------------------------------
Latin America                      35%
Europe                             25%
Africa                             17%
Pacific Basin                      14%
U.S. & Canada                       5%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
Holdings in Egypt and Brazil
were significant contributors to
your Fund's solid performance.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 9% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          19%
Communications                     12%
Metals & Minerals                  11%
Consumer Staples                   11%
Manufacturing                      10%
Construction                        7%
Energy                              6%
Health                              6%
Consumer Discretionary              5%
Other                              13%
--------------------------------------
                                  100%
--------------------------------------
Your Fund remained diversified
across several industry sectors as
well as maintained broad
representation in each emerging
markets region.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(14% of Portfolio)
--------------------------------------------------------------------------
1.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services in Brazil
2.   PETROLEO BRASILEIRO S.A.
     Petroleum company in Brazil
3.   CORRIENTE RESOURCES, INC.
     Canadian mining company
4.   ZAGREBACKA BANKA
     Commercial banking in Croatia
5.   PLIVA D.D.
     Pharmaceutical company in Croatia
6.   OMNIUM NORD AFRICAINE
     Conglomerate in Morocco
7.   COMPANHIA RIOGRANDENSE
     TELECOMUNICACOES S.A.
     Telecommunication services in Brazil
8.   INDUSTRIAS PENOLES S.A.
     Exploration and marketing of minerals and non-ferrous metals in Mexico
9.   MEIKLES AFRICA LTD.
     Hotel operations in Zimbabwe
10.  COMPUTERLAND POLAND S.A.
     Provider of computer services and systems in Poland

Three of our top ten holdings
were in Brazil, one of the best
performing emerging markets
during the six-month period.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - SCUDDER EMERGING MARKETS GROWTH FUND

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Emerging Markets Growth Fund provided an outstanding total return for the six months ended April 30, 1997. The Fund returned 20.53%, reflecting an increase in net asset value per share from $12.85 to $15.46 and an income distribution of 3 cents per share. We are pleased with this performance, which significantly outpaced the unmanaged IFC Emerging Markets Investable Index return of 10.19% and the Lipper emerging markets fund average return of 14.60% for the same six-month period.

                                  Market Review

Egypt and Brazil were the largest contributors to the Fund's outperformance of its benchmark for the six months. The Egyptian market rose 70% in U.S. dollar terms with the Fund holding 8% of assets there, although Egypt is not yet included in the index. The Brazilian market rose 48% and the Fund held 15%. Hungary, Zimbabwe and Morocco also performed well rising 41%, 28%, and 42%, respectively. However, these three markets had less significant impact on performance as they represented a relatively small percentage of Fund assets. Performance was also helped by avoiding the 29% plunge in Thailand, having virtually no holdings in Korea, which dropped 14%, and being very light in Malaysia, which declined 7%.

                                 Market Outlook


We are sanguine about the emerging markets, despite the increase in U.S. short-term interest rates at the end of March. Many emerging markets are tied to changes in U.S. interest rates, especially Asian and Latin American countries with currencies linked to the U.S. dollar. However, we have concentrated on investments that have a low correlation to the U.S. dollar, which we believe helped Fund performance during the period.

Our favored markets in the Western hemisphere and European time zone are Central Europe, Middle East and Africa because we believe they offer good growth at inexpensive prices. U.S. interest rates would need to rise considerably, which we do not anticipate, to affect the favorable fundamentals of these markets. Profound structural reform is the force driving growth in our European time zone markets. The energy that is being released as state assets are switched to more efficient private management is driving economic growth of 6-7% in Egypt, Morocco, Zimbabwe, Kenya, Ghana, Oman and Poland. Lebanon and Croatia are rebounding from wars. These dynamics are little affected by the U.S. economy, and global liquidity is not yet a factor in most of these markets.

In Latin America, Brazil, Argentina, Peru and Chile all continue to offer good prospects for continued gains, notwithstanding strong performance during the first four months of 1997. Brazilian equities are still inexpensive as the benefits of structural reform continue to drive growth. Argentina and Peru are rebounding well from a recession, and Chilean officials are poised to stimulate


                     6-SCUDDER EMERGING MARKETS GROWTH FUND
growth after a long period of slowdown engineered by the central bank.

Asia is the least appealing region to us, from an investment standpoint. Higher U.S. interest rates affect many Asian currencies because of their links to the U.S. dollar. The higher rate environment has meant a stronger dollar, which reduces the competitiveness of their exports. Stronger currencies, combined with structural problems in many economies, have resulted in diminished investment prospects. We reduced the Fund's holdings in Asia from 22% of assets at the beginning of the period to 15% of assets on April 30, 1997.

Since the beginning of 1997 we have visited Brazil, Oman, Zimbabwe, Egypt, Lebanon and Romania. The first four trips were to check on existing Fund positions. All visits were reassuring, but Zimbabwe and Egypt were particularly exciting as the pace of reform in those countries is picking up discernibly. Before going on the trip we wondered if the strong market gains posted last year had left any upside. Happily there was plenty of evidence that much growth remains ahead. Zimbabwe has instituted a sensible tax reform and is continuing to privatize. Egypt is also privatizing state assets at a good clip. In both cases there is less government "crowding out" of the private sector and interest rates are falling.

Visits to Lebanon and Romania were our first. The Beirut area is one massive, active construction site. Flight capital is returning and the economy is growing strongly. During the long war Lebanese citizens exported much of their capital. This capital is now returning. The banking sector, a traditional Lebanese strength, is flourishing and well regulated. We have made several investments in banks, which should act as good proxies for the economy.

In November 1996, Romania finally voted out the former communists who had been running the country since the collapse of the Soviet Union. The new leaders are instituting free-market reforms and administering the tough medicine to cure hyperinflation. This will be a painful year for the already long-suffering Romanians, but if they stay the course the result could be an excellent investment opportunity. Romania has an internal market of 30 million people, rich agricultural land, a well-educated work force and a substantial industrial sector. We give Romania good odds for success. Romanians are strikingly "western" in outlook and orientation. We were reminded many times that theirs is a Latin language (it actually sounds like a close cousin to Italian) and that they are really a Western European country misplaced in Eastern Europe. In our opinion, that perceived identity and clear longing to be accepted as Western European will help them through a painful transition year. Romania could be the next Poland in terms of investment potential.


                     7-SCUDDER EMERGING MARKETS GROWTH FUND

We are optimistic about many of the world's emerging markets. Despite higher short-term U.S. interest rates, we do not see the global liquidity environment as hostile. Europe maintains a loose monetary environment and its apparent pick-up in economic growth is a boon to emerging markets, particularly those in Central Europe. Importantly, many of the markets in which we are invested have little connection with U.S. interest rates and their stock markets are not correlated with the domestic market. Compared to the United States, the valuation of many emerging markets is reasonable. Consequently, we would not be surprised if more investors turn to the emerging markets for their higher growth prospects and the diversification opportunity they offer.

Sincerely,

Your Portfolio Management Team

/s/Joyce E. Cornell        /s/Elizabeth J. Allan
Joyce E. Cornell           Elizabeth Allan

/s/Tara C. Kenney
Tara C. Kenney



                     8-SCUDDER EMERGING MARKETS GROWTH FUND

                    Investment Portfolio as of April 30, 1997

                                                                                                     Principal        Market
                                                                                                     Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.9%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%, to be
 repurchased at $7,650,142 on 5/1/97, collateralized by a $7,683,000 U.S. Treasury Note,                           ----------
 5%, 1/31/98 (Cost $7,649,000) .................................................................      7,649,000     7,649,000
                                                                                                                   ----------
Short-Term Notes 5.1%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ----------
Student Loan Marketing Association Discount Note, 5/1/97 (Cost $10,000,000) ....................     10,000,000    10,000,000
                                                                                                                   ----------
                                                                                                         Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 91%
-----------------------------------------------------------------------------------------------------------------------------
Argentina 4.7%
Banco Frances del Rio de la Plata (ADR) (Commercial and private bank) ..........................         21,800       219,776
Banco de Galicia y Buenos Aires "B" (Commercial and private bank) ..............................        113,078       683,090
Banco de Galicia y Buenos Aires (ADR) ..........................................................         15,572       378,833
Banco del Sud "B" * (Regional commercial bank) .................................................          6,900        95,579
Compania Interamericana de Automoviles S.A. (Automobile manufacturer) ..........................        163,150       652,695
Cresud S.A. Comercial* (Agricultural company dealing in cattle and grains) .....................        619,000     1,145,316
Inversiones y Representaciones S.A. (Real estate developer) ....................................        273,100       961,451
Perez Companc S.A. "B" * (Industrial conglomerate) .............................................        108,100       876,818
Sevel Argentina S.A. "C" * (Automobile and truck manufacturer) .................................        140,000       301,044
Siderar SAIC (Manufacturer of hot and cold rolled sheets of steel) .............................        221,100       866,838
Telecom Argentina S.A. (ADR) (Telecommunication services) ......................................         37,200     1,860,000
YPF S.A. "D" (Sponsored ADR) (Petroleum company) ...............................................         47,800     1,320,475
                                                                                                                  -----------
                                                                                                                    9,361,915
                                                                                                                  -----------
Botswana 0.2%
Sechaba Investment Trust Co.* (Brewery) (b) ....................................................        517,000       458,437
                                                                                                                  -----------
Brazil 15.4%
Aracruz Celulose S.A. "B" (pfd.) (Producer of eucalyptus pulp) .................................         59,000       110,960
Aracruz Celulose S.A. (ADR) ....................................................................         57,450     1,084,364
Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Electric utility) ..............................      2,596,000     1,210,791
Centrais Eletricas de Santa Catarina S.A. "B" (pfd.)* (Electric power distributor) .............        819,215     1,155,506
Centrais Eletricas de Santa Catarina S.A. (GDR)* ...............................................          4,600       650,900
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) .....................      1,966,000     1,337,534
Companhia Energetica de Minas Gerais (pfd.)* (Electric power utility) ..........................     25,319,000     1,154,705
Companhia Riograndense Telecomunicacoes S.A.* (Telecommunication services) .....................      1,785,000     2,349,060
Companhia Siderurgica Paulista "B" (pfd.)* (Steel producer) ....................................      1,751,000     1,201,965
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ......................         62,800     1,591,481


    The accompanying notes are an integral part of the financial statements.

                   9 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Industrias Klabin de Papel e Celulose S.A. (pfd.) (Producer of papers and paper products,
 newsprint, and cardboard boxes) ...............................................................      1,690,000     1,748,084
Lojas Renner S.A. (pfd.) (Specialty retailer of apparel, cosmetics, electronics, household
 appliances and furniture) .....................................................................     13,600,000      818,468
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ............................................     14,845,000     3,119,900
Saraiva S.A. (pfd.)* (Book publisher) ..........................................................         96,000       726,692
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) ...........................         16,700     1,916,325
Telecomunicacoes Brasileiras S.A. ..............................................................     50,121,000     5,396,450
Telecomunicacoes de Minas Gerais (voting) (Telecommunication services) .........................         15,530         2,206
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) .........................        910,000       258,423
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) ............................      2,081,000     1,428,492
Telecomunicacoes do Rio Janeiro S.A. (pfd.)* (Telecommunication services) ......................      9,407,000     1,565,696
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Non-coated flat products and electrolytic
 galvanized products) ..........................................................................  1,370,000,000     1,623,207
                                                                                                                  -----------
                                                                                                                   30,451,209
                                                                                                                  -----------
Canada 2.2%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and tungsten
 in South America) .............................................................................        313,400     2,747,647
Corriente Resources, Inc. Special Warrants (expire 2/18/98)* (b) ...............................         22,000       206,262
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in Nigeria) ...........         95,000       421,542
Kazakhstan Minerals Corp.* (Mineral exploration in Kazakhstan) .................................         76,700       164,905
Ouraminas Minerals Inc.* (Gold exploration in Brazil) ..........................................        290,000       290,571
Seven Seas Petroleum, Inc.* (Oil and gas exploration) ..........................................         13,000       140,400
Solitario Resources Corp.* (Precious and base metals exploration company primarily
 in Argentina and Peru) ........................................................................        114,100       375,638
                                                                                                                  -----------
                                                                                                                    4,346,965
                                                                                                                  -----------
Chile 3.0%
Chilgener S.A. (ADR) (Electricity generator and supplier) ......................................          7,900       225,150
Enersis S.A. (ADR) (Generator and distributor of electricity in Chile and Argentina) ...........         19,800       623,700
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor of off-patent pharmaceutical
 products) .....................................................................................         23,400       514,800
Madeco, S.A. (ADR) (Manufacturer of copper and aluminum products for various industrial
 and consumer uses) ............................................................................         28,900       791,138
Santa Isabel S.A. (Supermarket chain) ..........................................................         17,000       414,375
Sociedad Quimica y Minera de Chile S.A. (ADR) (Producer of fertilizer, iodine and
 industrial chemicals) .........................................................................         23,100     1,368,675
Vina Concha y Toro S.A. (ADR) (Wine producer) ..................................................         58,300     1,902,038
                                                                                                                  -----------
                                                                                                                    5,839,876
                                                                                                                  -----------


    The accompanying notes are an integral part of the financial statements.

                   10 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Croatia 2.8%
Pliva D.D. (GDR)* (Pharmaceutical company) .....................................................        157,720     2,586,608
Zagrebacka Banka (GDR)* (Commercial banking) ...................................................         82,700     2,925,513
                                                                                                                  -----------
                                                                                                                    5,512,121
                                                                                                                  -----------
Egypt 8.3%
Al Ahram Beverage Co. (GDR)* (Beverage company) ................................................         71,400     1,349,455
Commercial International Bank (Commercial bank) ................................................         23,000       528,465
Commercial International Bank (GDR) ............................................................         65,500     1,473,750
Eastern Tobacco Company (Maker of tobacco products) ............................................         68,220     1,728,017
Egypt Financial & Industrial Co.* (Fertilizer producer) ........................................         24,150     1,573,759
Egyptian International Pharmaceutical Co.* (Pharmaceutical company) ............................         24,200     1,525,341
Heliopolis Housing* (Property developer) .......................................................          2,400       314,564
Helwan Portland Cement Co.* (Cement producer) ..................................................         30,700       723,380
Madinet Nasser City Housing Co.* (Real estate development company) .............................         10,825     1,566,276
Misr International Bank (Bank) .................................................................          2,385       464,331
North Cairo Mills, Ltd. (Flour producer) .......................................................         26,600     1,488,505
Paints & Chemical Industries, Ltd. (Producer of paints and chemicals) ..........................         18,910       788,108
Suez Cement Co.* (Cement producer) .............................................................         23,625       494,047
Suez Cement Co.* (GDR) .........................................................................         23,200       431,520
Torrah Portland Cement Co. (Cement producer) ...................................................         67,650     1,912,832
                                                                                                                  -----------
                                                                                                                   16,362,350
                                                                                                                  -----------
France 0.4%
Bouygues Offshore S.A.* (Offshore and onshore oil and gas production construction
 and maintenance services) .....................................................................         30,100       768,225
Ghana 0.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) .....................................          4,889        58,057
Social Security Bank Ltd.* (Full service commercial bank) ......................................        804,000       518,315
                                                                                                                  -----------
                                                                                                                      576,372
                                                                                                                  -----------
Hong Kong 0.8%
Moulin International Holding Ltd. (Manufacturer of optical products) ...........................        882,000       671,761
Sinocan Holdings Ltd. (Manufacturer of three-piece cans for beverage and food industries) ......      2,307,000       915,772
                                                                                                                  -----------
                                                                                                                    1,587,533
                                                                                                                  -----------
Hungary 4.8%
Danubius Hotel & Spa Rt* (Hotel operator) ......................................................         53,800     1,708,544
EGIS Rt (Pharmaceutical company) ...............................................................         22,600     1,435,431
Graboplast Rt (Producer of home improvement materials, artificial leather and book bindings) ...         39,129     1,793,247
Mezogep Rt* (Automobile parts manufacturer) ....................................................          6,000        74,739


    The accompanying notes are an integral part of the financial statements.

                   11 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Pannonplast Rt (Manufacturer of plastic products from PVC, polypropylene, polyethylene
 and other raw materials) ......................................................................         32,400     1,614,367
Pick Szeged Rt (Sausage maker) .................................................................         17,800     1,072,084
Richter Gedeon Rt (Pharmaceutical company) .....................................................         22,900     1,730,366
                                                                                                                  -----------
                                                                                                                    9,428,778
                                                                                                                  -----------
India 0.2%
Ashok Leyland Ltd. (GDR) (Manufacturer of medium and heavy duty commercial vehicles) ...........         44,000       324,500
                                                                                                                  -----------
Indonesia 2.7%
Darya Varia Laboratoria (Foreign registered) (Producer of medicines and pharmaceuticals) .......        133,000       161,461
HM Sampoerna (Foreign registered) (Tobacco company) ............................................        271,000     1,090,134
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ......................      1,713,180     1,392,399
London Sumatra Indonesia (Producer of palm oil, cocoa, coffee and tea) .........................        725,000     1,872,171
Panin Bank (Foreign registered) (Bank) (b) .....................................................        340,000       482,716
Putra Surya Multidana* (Manufacturer of motorcycles and automobile parts) ......................        231,500       261,986
                                                                                                                  -----------
                                                                                                                    5,260,867
                                                                                                                  -----------
Israel 0.2%
Makhteshim Chemical Works (Chemical producer) ..................................................         57,600       358,696
                                                                                                                  -----------
Jordan 0.3%
Arab Potash Co.* (Salt and chemical producer) ..................................................         26,500       213,047
Jordan Cement Factories* (Cement producer) .....................................................         62,375       327,271
                                                                                                                  -----------
                                                                                                                      540,318
                                                                                                                  -----------
Kenya 0.9%
Firestone East Africa Ltd. (Tire manufacturer) .................................................        930,000       458,421
Sasini Tea & Coffee Ltd. (Tea and coffee grower and processor) .................................        472,722       655,899
Uchimi Supermarket Ltd. (Supermarket operator) .................................................        930,000       666,408
                                                                                                                  -----------
                                                                                                                    1,780,728
                                                                                                                  -----------
Korea 1.0%
Chosun Brewery Co., Ltd. (Brewery) .............................................................         31,320       825,135
Korea Electric Power Co. (Electric utility) ....................................................          8,100       241,547
Samsung Electronics Co., Ltd. (Major electronics manufacturer) .................................         13,600       923,946
                                                                                                                  -----------
                                                                                                                    1,990,628
                                                                                                                  -----------
Lebanon 1.4%
Banque Audi SAL (GDR)* (Bank) ..................................................................         36,600       823,500
Banque Libanaise pour le Commerce SAL (GDR)* (Commercial bank) .................................        106,000     1,886,795
Solidere (GDR)* (Central Beirut reconstruction and development) ................................          6,600       107,250
                                                                                                                  -----------
                                                                                                                    2,817,545
                                                                                                                  -----------


    The accompanying notes are an integral part of the financial statements.

                   12 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Malaysia 0.3%
Arab Malaysian Finance Bhd. (Foreign registered) (Licensed finance company) ....................         62,000       135,830
Arab Malaysian Finance Bhd. Rights* ............................................................        124,000           247
IOI Corporation Bhd. (Processor of oil palm, rubber and cocoa) .................................        361,000       448,644
                                                                                                                  -----------
                                                                                                                      584,721
                                                                                                                  -----------
Mexico 1.7%
Industrias Penoles S.A. (Exploration and marketing of minerals and non-ferrous metals such as
 lead, zinc and silver) ........................................................................        480,300     2,248,431
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ........................         24,400     1,006,500
                                                                                                                  -----------
                                                                                                                    3,254,931
                                                                                                                  -----------
Morocco 1.6%
Banque Marocaine du Commerce Exterieur S.A.* (Commercial bank) .................................         10,100       686,436
Omnium Nord Africaine (Conglomerate) ...........................................................         27,400     2,383,172
Societe Nationale d'Investissements* (Conglomerate, various joint ventures) ....................          1,300       109,247
                                                                                                                  -----------
                                                                                                                    3,178,855
                                                                                                                  -----------
Oman 1.6%
Bank Muscat Al Ahla Al Omani* (Commercial bank) ................................................         80,500     1,066,350
National Bank of Oman Ltd.* (Commercial bank) ..................................................         63,000     1,079,986
Oryx Fund, Ltd. (Mutual fund domiciled in Guernsey, investing in the Middle East) ..............         79,500     1,103,058
                                                                                                                  -----------
                                                                                                                    3,249,394
                                                                                                                  -----------
Papua New Guinea 1.4%
Orogen Minerals Ltd. (Investment company with controlling interest in Papua New Guinea gold
 and oil companies) ............................................................................        289,000       666,042
Orogen Minerals Ltd. (GDR) .....................................................................         44,400     1,032,300
Southern Pacific Interoil Co. Warrants (expire 5/31/97)* (Oil producer) (b) ....................         70,300     1,001,775
                                                                                                                  -----------
                                                                                                                    2,700,117
                                                                                                                  -----------
Peru 7.3%
CPT Telefonica del Peru S.A. (ADR) (Telecommunication services) ................................         14,100       338,400
Cementos Lima S.A. "T" (Cement producer) .......................................................        115,200     2,096,510
Cementos Norte Pasasmayo S.A. (Cement producer) ................................................         50,230        76,335
Compania Peruana de Telefonos S.A. "B" (Public and cellular telephone services) ................        574,500     1,383,974
Credicorp Ltd. (Holding company providing a full range of financial services) ..................         79,560     1,670,760
Edegel S.A. "B" (Electric power utility) .......................................................      3,947,637     1,925,677
Enrique Ferreyros y Cia. (Machinery manufacturer) ..............................................      1,251,751     1,221,220
Luz del Sur S.A. "B" (Electric power distributor) ..............................................        491,000       584,041
Minas Buenaventura S.A. "A" (Mining company) ...................................................        211,400     1,987,081
Minas Buenaventura S.A.* (ADR) .................................................................          2,300        50,025


    The accompanying notes are an integral part of the financial statements.

                   13 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Minera Milpo "T" * (Mining company) ............................................................        108,500       924,184
Minsur S.A. "T" * (Tin mining company) .........................................................        151,501       623,627
Peru Pacifico* (Food producer) .................................................................      1,035,913     1,477,099
                                                                                                                  -----------
                                                                                                                   14,358,933
                                                                                                                  -----------
Philippines 5.5%
Aboitiz Equity Ventures Inc.* (Conglomerate: electricity, infrastructure, shipbuilding) ........     14,818,000     1,292,431
Ayala Corp. "B" (Industrial conglomerate) ......................................................        629,000       441,278
C & P Homes, Inc. (Home construction company) ..................................................      3,843,000     1,457,338
DMCI Holdings, Inc.* (Construction and property development company) ...........................      2,496,500     1,278,072
Equitable Banking Corp.* (Universal bank) ......................................................        203,000       792,909
HI Cement Corp.* (Manufactures two kinds of cement: portland cement and pozzolan cement) .......        900,000       300,341
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ...........      2,908,500     1,709,585
Ionics Circuit Inc.* (Manufacturer of electronic components) ...................................        279,000       169,283
Manila Electric Co. "B" (Electric utility) .....................................................         87,600       544,801
Metropolitan Bank and Trust Company (Commercial bank and trust company) ........................         55,544     1,137,420
Mondragon International Philippines, Inc.* (Wholesale and direct selling of clothing, housewares
 and homecare products) ........................................................................      2,503,000       901,725
Philippine Savings Bank* (Bank) ................................................................        270,200       389,367
SM Prime Holdings Corp. (Leader in commercial center operations) ...............................      1,630,000       426,507
                                                                                                                  -----------
                                                                                                                   10,841,057
                                                                                                                  -----------
Poland 10.2%
Amica* (Manufacturer of household appliances) (b) ..............................................         60,000       521,657
Bank Przemyslowo Handlowy (Bank) ...............................................................         24,498     1,235,356
Bank Rozwoju Eksportu S.A. (Export bank) .......................................................         56,900     1,367,183
Bank Slaski S.A. (Bank) ........................................................................         15,500     1,283,908
Budimex S.A.* (Construction of apartment houses and sewage treatment facilities) ...............         29,500       321,767
Bydgoska Fabryka Kabli S.A. (Manufacturer of cables, wires and insulating materials) ...........        174,500     1,324,059
Computerland Poland S.A.* (Provider of computer services and systems) ..........................         76,700     2,230,920
Debica S.A. "A" * (Tire manufacturer) ..........................................................         39,200       979,071
Elektrim Spolka Akcyjna S.A. (Manufacturer of power equipment, electrical machinery
 and apparatus) ................................................................................         67,800       606,620
ITI Group S.A.* (Telecommunication services) (b) ...............................................          6,715     1,309,425
Krosno S.A. (Manufacturer of wide range of glassware) ..........................................         45,000       697,123
Kutnowskie Zaklady Farmaceutyczne Polfa S.A.* (Producer of pharmaceuticals, veterinary
 medicines, food components) ...................................................................         46,900     1,823,807
Mostostal Zabrze Holding S.A. (Construction company) ...........................................        271,100     1,979,896
Poland Privatization Vouchers * (Exchangeable into shares of National Investment Funds) ........         13,800       595,542


    The accompanying notes are an integral part of the financial statements.

                   14 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Polifarb Debica S.A.* (Chemical producer) (b) ..................................................            389         7,994
Wielkopolski Bank Kredytowy S.A. (Commercial bank) .............................................        371,200     2,112,425
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and products) ............         82,000     1,788,808
                                                                                                                  -----------
                                                                                                                   20,185,561
                                                                                                                  -----------
Portugal 2.0%
Cimentos de Portugal S.A. (Manufacturer of cement, ready mix concrete and aggregates) ..........         34,100       733,249
Portugal Telecom S.A. (Telecommunication services) .............................................         37,000     1,362,531
Semapa S.A.* (Cement producer) .................................................................         51,700     1,105,755
Telecel-Comunicacoes Pessoais, S.A.* (Cellular communication services) .........................          8,901       766,101
                                                                                                                  -----------
                                                                                                                    3,967,636
                                                                                                                  -----------
Romania 0.1%
Societe Generale Romania Fund* (Investment company) (b) ........................................          2,500       250,000
                                                                                                                  -----------
Slovenia 0.7%
SKB Banka D.D. (GDR)* (Commercial bank) ........................................................         37,920     1,336,680
                                                                                                                  -----------
South Africa 1.0%
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
 petrochemical production) .....................................................................        160,000     2,051,051
                                                                                                                  -----------
Switzerland 0.6%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .....................................            715       556,569
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers) .............          1,350       618,426
                                                                                                                  -----------
                                                                                                                    1,174,995
                                                                                                                  -----------
Taiwan 0.8%
Acer Inc. (Manufacturer of desktop and portable personal computers) ............................        344,000       876,790
Far Eastern Department Stores, Ltd. (Department store chain) ...................................        389,455       698,372
                                                                                                                  -----------
                                                                                                                    1,575,162
                                                                                                                  -----------
Thailand 0.7%
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum exploration and
 production) ...................................................................................        110,900     1,417,958
United Kingdom 0.8%
James Finlay PLC (Tea producer) ................................................................        646,000     1,151,243
Reunion Mining PLC* (Mineral exploration and copper production) ................................        203,000       417,673
                                                                                                                  -----------
                                                                                                                    1,568,916
                                                                                                                  -----------
United States 2.3%
Aramex International Ltd.* (Express delivery and freight forwarding in the Mideast and India) ..         35,700       334,688
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) ....................         94,000     1,374,742
Freeport McMoRan Copper & Gold, Inc. "A" (U.S. company mining in Indonesia) ....................         11,000       308,000
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ...............         44,400     1,631,700


    The accompanying notes are an integral part of the financial statements.

                   15 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                                                                                     Market
                                                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Zoran Corp.* (Manufacturer of integrated circuits and software) ................................         61,000       793,000
                                                                                                                  -----------
                                                                                                                    4,442,130
Zimbabwe 2.8%
Delta Corp. (Brewery) ..........................................................................        551,096       876,146
Meikles Africa Ltd.* (GDR) (Hotel operator) ....................................................        965,400     2,244,555
National Merchant Bank of Zimbabwe Ltd* (Commercial bank) ......................................        342,500       967,563
Tanganda Tea Co., Ltd. (Tea producer and distributor) ..........................................        181,500       104,200
Wankie Colliery Co., Ltd. (Coal mining at Hwange) ..............................................      1,965,000       937,202
Zimbabwe Sun (Operator of hotels and other tourist facilities) .................................      1,180,847       417,187
                                                                                                                  -----------
                                                                                                                    5,546,853
-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $158,858,556)                                                                           179,452,013
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $176,507,556) (a)                                                       197,101,013
-----------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $176,813,204. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $20,287,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,560,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,272,497.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,238,266 (2.1% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $4,132,652. These securities may also have certain restrictions as to resale.

  * Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

                   16 -- SCUDDER EMERGING MARKETS GROWTH FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of April 30, 1997

Assets
--------------------------------------------------------------------------------
            Investments, at market (identified cost
              $176,507,556) ....................................  $ 197,101,013
            Cash ...............................................          1,346
            Foreign currency, at value (cost $3,041,301) .......      3,039,000
            Receivable for investments sold ....................      1,356,950
            Dividends and interest receivable ..................        570,979
            Receivable for Fund shares sold ....................        537,579
            Deferred organization expenses .....................         24,528
            Due from Adviser ...................................        330,918
            Other assets .......................................          1,586
                                                                   -------------
            Total assets .......................................    202,963,899
Liabilities
--------------------------------------------------------------------------------
            Payable for investments purchased ..................      4,878,936
            Payable for Fund shares redeemed ...................         71,714
            Accrued management fee .............................        394,392
            Other payables and accrued expenses ................        266,949
                                                                   -------------
            Total liabilities ..................................      5,611,991
           ---------------------------------------------------------------------
            Net assets, at market value                           $ 197,351,908
           ---------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
            Net assets consist of:
            Accumulated net investment loss ....................         (2,617)
            Unrealized appreciation (depreciation) on:
            Investment securities ..............................     20,593,457
            Foreign currency related transactions ..............          2,506
            Accumulated net realized loss ......................       (823,954)
            Paid-in capital ....................................     177,582,516
           ---------------------------------------------------------------------
            Net assets, at market value                            $ 197,351,908
           ---------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
            Net Asset Value, offering and redemption price per
              share ($197,351,908 / 12,765,188 shares of capital
              stock outstanding, $.01 par value, 100,000,000       -------------
              shares authorized) ...............................         $15.46
                                                                   -------------


    The accompanying notes are an integral part of the financial statements.

                   17 -- SCUDDER EMERGING MARKETS GROWTH FUND

                             Statement of Operations

                            for the six months ended

                                 April 30, 1997

Investment Income
--------------------------------------------------------------------------------
            Income:
            Dividends (net of foreign taxes withheld of
              $60,147) ........................................    $  1,339,624
            Interest ..........................................         300,326
                                                                  --------------
                                                                      1,639,950
                                                                  --------------
            Expenses:
            Management fee ....................................         849,342
            Custodian and accounting fees .....................         424,017
            Services to shareholders ..........................         269,394
            Directors' fees and expenses ......................          26,014
            Registration fees .................................          65,715
            Auditing ..........................................           4,375
            Reports to shareholders ...........................          20,770
            Legal .............................................           5,902
            Amortization of organization expense ..............           3,028
            Other .............................................           1,689
                                                                  --------------
            Total expenses before reductions ..................       1,670,246
            Expense reductions ................................        (330,918)
                                                                  --------------
            Expenses, net .....................................       1,339,328
           ---------------------------------------------------------------------
            Net investment income                                       300,622
           ---------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
            Net realized loss from:
            Investments .......................................        (177,575)
            Foreign currency related transactions .............        (127,479)
                                                                  --------------
                                                                       (305,054)
                                                                  --------------
            Net unrealized appreciation (depreciation)
            during the period on:
            Investments .......................................      18,981,945
            Foreign currency related transactions .............           3,984
                                                                  --------------
                                                                     18,985,929
           ---------------------------------------------------------------------
            Net gain on investment transactions                      18,680,875
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
            Net increase in net assets resulting from
              operations                                           $ 18,981,497
           ---------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   18 -- SCUDDER EMERGING MARKETS GROWTH FUND

                       Statement of Changes in Net Assets

                                                                                                     For the Period
                                                                                                      May 8, 1996
                                                                                                    (commencement of
                                                                                    Six Months        operations)
                                                                                      Ended                to
                                                                                    April 30,         October 31,
Increase (Decrease) in Net Assets                                                      1997               1996
--------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ................................    $    300,622    $    (55,079)
                  Net realized loss ...........................................        (305,054)       (615,373)
                  Net unrealized appreciation on investment transactions
                    during the period .........................................      18,985,929       1,610,034
                                                                                 -----------------------------------
                  Net increase in net assets resulting from operations ........      18,981,497         939,582
                                                                                 -----------------------------------
                  Distributions to shareholders from net investment income ....        (178,523)             --
                                                                                 -----------------------------------
                  Fund share transactions:
                  Proceeds from shares sold ...................................     118,813,531      76,964,590
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions .............................         144,724              --
                  Cost of shares redeemed .....................................     (16,326,218)     (2,135,475)
                  Redemption fees .............................................         123,204          23,796
                                                                                 -----------------------------------
                  Net increase in net assets from Fund share transactions .....     102,755,241      74,852,911
                                                                                 -----------------------------------
                  Increase in net assets ......................................     121,558,215      75,792,493
                  Net assets at beginning of period ...........................      75,793,693           1,200
                  Net assets at end of period (including accumulated net        ------------------------------------
                    investment loss of $2,617 and $124,716, respectively) .....    $197,351,908    $75,793,693
                                                                                ------------------------------------
Other information
--------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...................       5,896,839            100
                                                                                 -----------------------------------
                  Shares sold .................................................       7,930,301      6,064,272
                  Shares issued to shareholders in reinvestment of
                    distributions .............................................          10,595             --
                  Shares redeemed .............................................      (1,072,547)      (167,533)
                                                                                 -----------------------------------
                  Net increase in Fund shares .................................       6,868,349      5,896,739
                                                                                ------------------------------------
                  Shares outstanding at end of period .........................      12,765,188      5,896,839
                                                                                ------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   19 -- SCUDDER EMERGING MARKETS GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                        May 8, 1996
                                                                                         Six Months    (commencement)
                                                                                           Ended      of operations) to
                                                                                          April 30,      October 31,
                                                                                            1997            1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................................     $12.85          $12.00
                                                                                        -------------------------------
Income from investment operations:
Net investment income (loss) .........................................................       (.03)           (.02)
Net realized and unrealized gain on investments ......................................       2.60            0.86
                                                                                        -------------------------------
Total from investment operations .....................................................       2.63            0.84
                                                                                        -------------------------------
Less distributions from net investment income ........................................       (.03)            --
Redemption fees ......................................................................       0.01            0.01
                                                                                        -------------------------------
Net asset value, end of period .......................................................     $15.46          $12.85
-----------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) (d) .............................................................      20.53*           7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................        197              76
Ratio of operating expenses, net to average daily net assets (%) .....................       2.00*           2.00*
Ratio of operating expenses before expense reductions, to average daily net assets (%)       2.49*           3.79*
Ratio of net investment income (loss) to average daily net assets (%) ................        .45*           (.32)*
Portfolio turnover rate (%) ..........................................................       23.5*           19.5*
Average commission rate paid (b) .....................................................     $.0008          $.0006

(a) Based on monthly average of shares outstanding during the period
(b) Average commission rate paid per share of common and preferred stocks.
(c) Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect of the 2% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                   20 -- SCUDDER EMERGING MARKETS GROWTH FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                   21 -- SCUDDER EMERGING MARKETS GROWTH FUND

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $481,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                   22 -- SCUDDER EMERGING MARKETS GROWTH FUND

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $102,528,293 and $14,943,245, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. For the six month period ended April 30, 1997, the Adviser did not impose a portion of its management fee amounting to $330,918, and the amount imposed amounted to $518,424.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six month period ended April 30, 1997 the amount charged by SSC aggregated $208,153, of which $44,358 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six month period ended April 30, 1997, the amount charged to the Fund by STC aggregated $14,105, of which $2,895 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six month period ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $78,443, of which $16,956 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six month period ended April 30, 1997, Directors' fees and expenses aggregated $26,014.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                   23 -- SCUDDER EMERGING MARKETS GROWTH FUND

                        Report of Independent Accountants

To the Board of Directors of International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Growth Fund, including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the period May 8, 1996 (commencement of operations) to October 31, 1996, and the financial highlights for the six months ended April 30, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the period May 8, 1996 (commencement of operations) to October 31, 1996 and the financial highlights for the six months ended April 30, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 12, 1997


                   24 -- SCUDDER EMERGING MARKETS GROWTH FUND

                                                This Page
                                              intentionally
                                               left blank.















                     25-SCUDDER EMERGING MARKETS GROWTH FUND

                                                This Page
                                              intentionally
                                               left blank.

















                     26-SCUDDER EMERGING MARKETS GROWTH FUND

                                          Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; Consultant;
Guest Scholar, Brookings Institute

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan
Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of
Accounting, Columbia
University Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence,
Visiting Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary




                        *Scudder, Stevens & Clark, Inc.

                     27-SCUDDER EMERGING MARKETS GROWTH FUND

                                                This Page
                                              intentionally
                                               left blank.













                     28-SCUDDER EMERGING MARKETS GROWTH FUND

                                     Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Growth
        and Income Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                     29-SCUDDER EMERGING MARKETS GROWTH FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy
          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890                                               Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell
          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect
          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------



                     30-SCUDDER EMERGING MARKETS GROWTH FUND



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder
          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(SM) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                     31-SCUDDER EMERGING MARKETS GROWTH FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.